ANNUAL REPORT
--------------------------------------------------------------------------------

                             New America Growth Fund

--------------------------------------------------------------------------------

                               December 31, 1996

================================================================================


Report Highlights
--------------------------------------------------------------------------------

* Except for a brief correction in mid-summer, stock prices continued to surge in 1996, with most indices setting new highs near year-end.

* Growth stocks led the market's advance in the first half, benefiting the fund, but cyclicals regained favor in the second half when the economy d isplayed increasing vigor.

* The fund provided returns of 4.79% and 20.01% for the 6- and 12-month periods, respectively, exceeding its peer group average for the year but not for the last six months.

* The best-performing portfolio sector in the second half was financial services; business services (strong in the first half) and health care stocks lagged.

* The fund's focus on less cyclical, high-growth companies should enable it to perform well even if the economy's overall growth slows down.

Fellow Shareholders

     Stock prices continued their record-breaking advance in the second half of 1996 with all the major market indices setting new highs near year-end. A brief but sharp correction around midyear, caused by an increase in long-term bond yields of over one percentage point, was followed by a surprising surge back into record territory over the last five months of the year.

     The 1996 return of 23% for the unmanaged Standard & Poor's 500 Stock Index was particularly impressive coming in the aftermath of 1995's nearly 38% advance. The 1995-96 market was the first period of back-to-back gains exceeding 20% since 1982-83, the beginning of this record 15-year bull market. The cumulative gain of 69% for the past two years was the best for the S&P 500 since 1975-76.

================================================================================
Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 12/31/96                                  6 Months       12 Months
--------------------------------------------------------------------------------
New America Growth Fund                                    4.79%          20.01%

S&P 500                                                   11.68           22.96

Lipper Growth Funds Average                                8.23           19.24
================================================================================

     The New America Growth Fund had a strong first half, outperforming both the S&P 500 and the average growth fund as measured by the Lipper Growth Funds Average. The second half, however, proved to be tougher sledding, as the fund trailed both the market and its peer average. For the full year, the fund also lagged the S&P 500 but outperformed the average growth fund. Over the longer term, the fund outperformed both the S&P 500 and the Lipper Growth Funds Average for the 5- and 10-year periods ending 12/31/96.

Year-End Distributions

     The fund's Board of Trustees declared a capital gain distribution of $3.49 per share, consisting of a short-term gain of $0.45 and a long-term gain of $3.04. This distribution was paid on December 30 to shareholders of record December 26. In early January, we mailed your statement reflecting this distribution, and Form 1099-DIV reporting this payment for tax purposes was mailed separately later in January.

Market Environment

     The surprising feature of 1996's record-breaking market is that it occurred while interest rates rose. The primary impetus for this long bull market was a secular decline in interest rates that took long rates from a high of 14% in early 1982 to less than 6% in late 1995. Long-term rates rose approximately 75 basis points overall in 1996 (100 basis points equal one percentage point), and yet the market cruised to new highs after a brief skittish period around midyear.

==============================
The  primary  impetus for this
long bull market was a secular
decline in interest rates...
------------------------------

     The stock market was able to buck the backup in long-term interest rates for several reasons. First, underlying inflation in the economy showed little change and remained close to 3% with very few signs of a pickup. Rising inflation is anathema to a strong stock market. Also, the market responded favorably to steady economic growth at a moderate, sustainable overall rate of 2.3% for 1996. Just as important, corporate profits remained surprisingly strong for this stage of the economic cycle. We have now had six consecutive years of economic growth without any signs of a recession, and for 1996 the average company in the S&P 500 should report profit gains in excess of 10%.

     Investors also viewed 1996's election results favorably. Both parties seem to have become more moderate over the past four years. Further-more, the split control of the Executive and Legislative branches of government between the two parties assured investors that no radical changes to the status quo on tax, business, and social issues would upset the economy's underlying strength and growth.

     Lastly, record mutual fund inflows and merger and acquisition activity created strong demand for stocks in 1996 that was only partially offset by a record amount of new stock issuance by corporations. Domestic equity mutual fund inflows tailed off somewhat late in the year, but initial reports in January suggest a sharp pickup in early 1997.

     Overall, the positive economic, inflation, profit, supply/demand, and psychological environment helped drive the market to record levels. Your fund outperformed in the first half while interest rates were rising and investors were fearful that this increase would choke off the economy's growth. Growth stocks led the way in the first half, while cyclicals lagged. Your fund's focus on noncyclical growth companies in service businesses led us to many of the best-performing sectors of the market. In the second half, as investors realized that moderately higher interest rates would not choke off the economy, cyclicals regained market favor while growth stocks and your fund lagged.

Portfolio Review

     In the first half, the fund's strong performance was concentrated in the business services sector with top holdings such as HFS, ADT, and Catalina Marketing leading the way. Overall, business services positions underperformed in the second half, giving back some of the first half's strong gains. Financial services companies were the fund's best performers in the second half, as interest rates stabilized and fears of further rises subsided. Insurers MGIC Investment and ACE Limited and consumer lender Norwest were among our best holdings in this area. The two largest contributors to fund performance in the last six months were two drug retailers, Revco and Eckerd. Revco rose over 50% in the second half as it rebounded following a failed takeover attempt by Rite Aid, and Eckerd climbed just under 50% in response to the continued takeover activity in the group as well as to strong underlying fundamentals.

     Despite a second half decline, top holding HFS, a rapidly growing franchiser of hotels, real estate brokers, and rental cars, was the leading contributor to performance for the year, followed closely by electronic couponer Catalina Marketing, home security company ADT, and waste disposal company USA Waste Services. All of these are in the business services area. The worst performers for the year were health care service companies including former top holding United HealthCare, a leading HMO, and Apria Healthcare, a top home health care provider. Earnings reports were moderately disappointing at both companies, and investors became increasingly wary about managed care companies in general. Paging Network, the nation's largest paging company, also hurt fund performance as investors shied away from all wireless communications companies due to the fear of increased competition.

================================================================================
Sector Diversification
                                            12/31/95       6/30/96      12/31/96
--------------------------------------------------------------------------------
Financial Services                               10%           15%           20%

Consumer Services                                42            33            32

Business Services                                46            49            44

Reserves                                          2             3             4
--------------------------------------------------------------------------------
Total                                           100%          100%          100%
================================================================================

     The major sector diversification of the portfolio has evolved substantially over the course of 1996, as indicated in the table on page 3.

     The most significant change was a doubling of our financial services weighting during 1996 from 10% to 20% of the portfolio. New additions in early 1996 included Norwest, Green Tree Financial, and PMI Group. We added to financial services exposure in the second half by boosting our holdings in existing companies. As noted earlier, this sector was our best performer in the second half. Consumer holdings were trimmed from 42% to 32% of the portfolio as we foresee an increasingly competitive environment for retailers, restaurant companies, entertainment companies, and communications providers. Business services, our largest sector, changed only moderately from 46% to 44% of the portfolio and remains our most fertile area for sustainable, high-growth service businesses.

     Portfolio characteristics remain strong. Our analysts forecast over 18% annual earnings growth for the portfolio companies over the next five years, 50% higher than the forecasted growth for the S&P 500. Our portfolio sells at a valuation premium of less than 20%, based on its average P/E ratio, which seems a very reasonable trade-off for the much higher expected growth.

================================================================================
Portfolio Characteristics
--------------------------------------------------------------------------------
                                                       New America
As of 12/31/96                                         Growth Fund       S&P 500
--------------------------------------------------------------------------------
Earnings Growth Rate
Estimated Next 5 Years *                                     18.2%         12.2%

Profitability N Return on
Equity Latest 12 Months                                      15.7          19.4

Dividend Yield on Stocks                                      0.4           2.0

P/E Ratio (Based on Next 12
Months' Estimated Earnings)                                 19.4X         16.5X
--------------------------------------------------------------------------------
* Earnings forecasts are based on T. Rowe Price research and are in no way indicative of future investment returns.
================================================================================

Outlook

     While the better-than-20% annual stock market returns of the past two years are clearly not replicable going forward, the favorable environment that drove the market in 1996 remains largely in place as we begin 1997. Economic growth is solid, profit momentum is strong, inflation remains low, and investor appetite for stocks continues at record levels.

     Our portfolio companies remain vibrant and should continue to show strong earnings growth even if overall economic growth falls off. Having cooled down a bit over the past six months, the valuation characteristics of the portfolio look more attractive. We believe that the fund's focus on less cyclical, consistent high growth companies, operating primarily in service businesses, will continue to provide shareholders with competitive long-term returns.

Respectfully submitted,

[Signature]

John H. Laporte
President and Chairman of the Investment Advisory Committee

[Signature]

Brian W. H. Berghuis
Executive Vice President

January 20, 1997


================================================================================
Sticking To Your Game Plan
--------------------------------------------------------------------------------

[Chart showing TIME REDUCES VOLATILITY OF MARKET RETURNS]

     In our report to you one year ago, we mentioned the possibility of a modest decline in stock prices. In fact, from May to July 1996, the broad market (as measured by the Standard & Poor's 500 Stock Index) fell around 7%. However, the bull market resumed its charge to post a robust 23% gain for the year.

     Some believe the market is poised for a significant downturn. We do not expect a major drop in stock prices in 1997, although another modest pullback is possible. On balance, we expect stocks to advance at a much slower pace.

     How should you prepare for a potential market pullback? As always, our advice is to diversify your investments and focus on the long term. If you've implemented a sound investment strategy, stay the course. Stocks have historically overcome periods of volatility to provide better returns than most other investments. Market corrections can even have a silver lining because they result in good buying opportunities.

     Furthermore, the volatility of stock market returns has diminished significantly over longer time frames. The chart shows the best and worst annualized returns on stocks over various rolling time periods between 1950 and 1996. (For instance, there were 37 rolling 10-year periods: 1950-1960, 1951-1961, etc.) Investors who held stocks for only one year could have had as much as a 52.6% gain, or as little as a 26.5% loss -- a spread of 79 percentage points. However, investors who held stocks for 10-year periods or longer always overcame interim volatility to post gains for the entire period.

     In addition, a well-diversified portfolio can weather volatility better than a more concentrated portfolio over the long term and particularly during market corrections. For example, during last summer's correction, small-company stocks fell nearly 16% while large-company issues dropped 7.3%. However, a portfolio diversified among large U.S. companies (30% of assets), small U.S. companies (15%), foreign companies (15%), intermediate-term Treasury bonds (30%), and Treasury bills (10%) would have lost a smaller 5.2% of its value. {1}

     Above all, remember that investing is a long-distance race, not a sprint.

{1} Ned Davis Research.


Portfolio Highlights
================================================================================
TWENTY-FIVE LARGEST HOLDINGS
                                                                    Percent of
                                                                    Net Assets
                                                                      12/31/96
--------------------------------------------------------------------------------
HFS                                                                       3.1%
ADT                                                                       2.7
ACE Limited                                                               2.4
Franklin  Resources                                                       2.4
CUC  International                                                        2.3
Cardinal  Health                                                          2.3
USA Waste Quorum  Health Group                                            2.1
Catalina  Marketing                                                       2.0
Comcast                                                                   2.0
Western  Atlas                                                            2.0
General  Nutrition                                                        1.9
Corporate  Express                                                        1.9
La Quinta Inns                                                            1.9
Columbia/HCA Healthcare                                                   1.9
UNUM                                                                      1.9
SunGard Data Systems                                                      1.8
Outback  Steakhouse                                                       1.7
Norwest                                                                   1.7
PacifiCare Health Systems                                                 1.6
PMI Group                                                                 1.5
--------------------------------------------------------------------------------
Total                                                                    51.9%
================================================================================

Portfolio Highlights
================================================================================
CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE

6 Months Ended 12/31/96
================================================================================
Ten Best Contributors
--------------------------------------------------------------------------------
Revco                                                                   33(cent)
Eckerd                                                                  29
MGIC  Investment                                                        23
ACE  Limited                                                            22
ADT                                                                     20
BJ  Services                                                            20
Smith International                                                     17
Cardinal Health                                                         17
Catalina Marketing                                                      16
Cole National                                                           14
--------------------------------------------------------------------------------
Total 211(cent)

Ten Worst Contributors
--------------------------------------------------------------------------------
United  HealthCare **                                                  -38(cent)
Apria Healthcare                                                       28
Paging Network                                                         27
Olsten **                                                              25
HFS                                                                    22
Corporate  Express                                                     18
 Gaylord  Entertainment                                                11
 Patterson
Dental                                                                 11
Lone Star Steakhouse & Saloon                                          10
Circuit  City  Stores                                                   9

--------------------------------------------------------------------------------
Total -199(cent)
================================================================================

12 Months Ended 12/31/96
================================================================================

Ten Best Contributors
--------------------------------------------------------------------------------
HFS                                                                     46(cent)
Catalina Marketing                                                      43

ADT                                                                     42
USA Waste Services                                                      40
Cardinal Health                                                         37
Republic Industries *                                                   35
Eckerd                                                                  31
PriceCostco                                                             30
ACE Limited                                                             29
Cole National                                                           29
--------------------------------------------------------------------------------
Total                                                                  362(cent)

Ten Worst Contributors
--------------------------------------------------------------------------------
United HealthCare **                                                   -65(cent)
Micro Warehouse                                                         32
Paging Network                                                          27
Apria Healthcare *                                                      23
General Nutrition                                                       23
Viacom **                                                               19
Olsten **                                                               16
CellStar **                                                             11
Lone Star Steakhouse & Saloon                                           10
Outback Steakhouse                                                       8
--------------------------------------------------------------------------------
Total                                                                 -234(cent)

*    Position added
**   Position eliminated
================================================================================

================================================================================
Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

[New America Growth Fund SEC Chart Shown Here]

================================================================================
Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

================================================================================
Periods Ended 12/31/96            1 Year      3 Years      5 Years      10 Years
--------------------------------------------------------------------------------
New America Growth Fund           20.01%       17.04%       15.65%        15.89%

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.
================================================================================


                                           For a share outstanding throughout each period
====================================================================================================================================
Financial Highlights
                                              Year
                                             Ended

                                                   12/31/96         12/31/95         12/31/94         12/31/93         12/31/92
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period .....................        $    34.91       $    25.42       $    28.04       $    24.86       $    22.79

Investment activities
  Net investment income .................             (0.13)           (0.12)           (0.07)           (0.08)           (0.04)
  Net realized and
  unrealized gain (loss) ................              7.08            11.36            (2.02)            4.39             2.29

  Total from
  investment activities .................              6.95            11.24            (2.09)            4.31             2.25

Distributions
  Net realized gain .....................             (3.49)           (1.75)           (0.53)           (1.13)           (0.18)

NET ASSET VALUE
End of period ...........................        $    38.37       $    34.91       $    25.42       $    28.04       $    24.86

Ratios/Supplemental Data
Total return ............................             20.01%           44.31%           (7.43)%          17.44%            9.89%

Ratio of expenses to
average net assets ......................              1.01%            1.07%            1.14%            1.23%            1.25%

Ratio of net investment
income to average
net assets ..............................             (0.39)%          (0.46)%          (0.27)%          (0.39)%          (0.44)%

Portfolio turnover rate .................              36.7%            56.2%            31.0%            43.7%            26.4%

Average commission
rate paid ...............................        $   0.0975             --               --               --               --

Net assets, end of period
(in millions) ...........................        $    1,440       $    1,028       $      646       $      619       $      480
====================================================================================================================================

The accompanying notes are an integral part of these financial statements.

Statement of Net Assets
================================================================================
                                                  Shares/Par               Value
                                                                    In thousands
--------------------------------------------------------------------------------
Common Stocks  95.9%
FINANCIAL SERVICES  19.8%
Bank and Trust  1.6%
Norwest .................................            550,000            $ 23,925
                                                                          23,925

Insurance 7.9%
ACE Limited .............................            575,000              34,572
MGIC Investment .........................            400,000              30,400
PMI Group ...............................            400,000              22,150
UNUM ....................................            375,000              27,094
                                                                         114,216

Investment Services  2.4%
Franklin Resources ........................            500,000            34,187
                                                                          34,187

Other Financial Services 7.9%
Associates First Capital ..................            150,000             6,619
Fannie Mae ................................            400,000            14,900
Freddie Mac ...............................            200,000            22,025
Green Tree Financial ......................            550,000            21,244
Household International ...................            200,000            18,450
Mercury Finance ...........................          1,403,700            17,195
Money Store ...............................            475,000            13,181
                                                                         113,614
Total Financial Services ...................                             285,942

CONSUMER SERVICES  31.8%
Retailing/General Merchandisers  2.2%
PriceCostco * ..................................        1,250,000         31,484
                                                                          31,484

Retailing/Specialty Merchandisers 11.1%
AutoZone * ...................................           500,000          13,750
Circuit City Stores ..........................           500,000          15,062
Cole National (Class A) * + ..................           800,000          21,000
Eckerd * .....................................           156,390           5,004
General Nutrition * ..........................         1,650,000          28,050
Home Depot ...................................           300,000          15,038
Kohl's * .....................................           500,000          19,625
Revco * ......................................           823,100          30,455
Tommy Hilfiger * .............................           250,000          12,000
                                                                         159,984

Entertainment and Leisure 4.0%
Carnival (Class A) ..........................           464,900           15,342
Disney ......................................           200,000           13,925
La Quinta Inns ..............................         1,450,000           27,731
                                                                          56,998

Media/Communication Services  6.7%
AirTouch Communications * ....................           600,000          15,150
Comcast (Class A Special) ....................         1,320,000          23,512
Comcast (Class A) ............................           280,000           4,953
Cox Communications (Class A) * ...............           200,000           4,625
Gaylord Entertainment ........................           900,000          20,587
Paging Network * .............................         1,073,600          16,440
PanAmSat * ...................................           400,000          11,250
                                                                          96,517

Restaurants/Food Distribution 4.1%
Boston Chicken * .............................           600,000          21,525
Lone Star Steakhouse & Saloon * ..............           500,000          13,406
Outback Steakhouse * .........................           925,000          24,628
                                                                          59,559

Personal Services  3.7%
CUC International * .......................           1,414,000           33,583
Service Corp. .............................             700,000           19,600
                                                                          53,183
Total Consumer Services ...................                              457,725

BUSINESS SERVICES43.4%
Health Care Services7.7%

Apria Healthcare * ..............................         750,000         14,063
Columbia/HCA Healthcare .........................         675,000         27,506
PacifiCare Health Systems (Class B) * ...........         275,000         23,409
Quorum Health Group * ...........................       1,000,000         29,625
Vencor * ........................................         500,000         15,813
                                                                         110,416

Distribution Services  5.4%
Alco Standard ..............................          600,000 $           30,975
Cardinal Health ............................            562,500           32,766
Patterson Dental * .........................            475,000           13,359
                                                                          77,100

Computer Services6.0%
BISYS Group * ..............................            500,000           18,531
Ceridian * .................................            220,000            8,910
Electronic Data Systems ....................            320,000           13,840
First Data .................................            500,000           18,250
SunGard Data Systems * .....................            660,000           26,318
                                                                          85,849

Environmental Services 3.3%
Republic Industries * ......................            513,000           15,999
USA Waste Services * .......................          1,000,000           31,875
                                                                          47,874

Energy Services  6.5%
BJ Services * .............................            425,000            21,675
Camco International .......................            350,000            16,144
Schlumberger ..............................            100,000             9,987
Smith International * .....................            400,000            17,950
Western Atlas * ...........................            400,000            28,350
                                                                          94,106

Other Business Services 14.5%
ADT * .....................................          1,700,000            38,888
ADVO ......................................            775,000            10,850
Catalina Marketing * ......................            519,300            28,626
Corporate Express * .......................            950,000            27,966
HFS * .....................................            750,000            44,813
Interim Services * ........................            569,900            20,231
Micro Warehouse * .........................            345,000             4,011
Paychex ...................................            300,000            15,431
Scholastic * ..............................            278,600            18,631
                                                                         209,447
Total Business Services ...................                              624,792

Miscellaneous Common Stocks  0.9% .........                               12,429
Total Common Stocks (Cost  $949,939) ......                            1,380,888


Short-Term Investments  4.2%
Commercial Paper  4.2%

Asset Securitization Cooperative, 4(2)
        5.30 - 5.45%, 2/6 - 2/11/97 ...................    15,000,000    $14,911
BHF Finance (Delaware), 5.30%, 4/11/97 ................     5,000,000      4,926
Caisse des Depots et Consignations, 4(2), 5.55%, 1/9/97     5,000,000      4,994
Caterpillar Financial Services, 5.42%, 2/20/97 ........     3,500,000      3,474
Delaware Funding, 4(2), 5.32%, 1/14/97 ................     5,000,000      4,990
General Electric Capital, 5.75%, 1/8/97 ...............     5,800,000      5,794

Investments in Commercial Paper through a joint account
        6.75 - 7.10%, 1/2/97 ..........................     3,419,431      3,419
Kingdom of Sweden, 5.39%, 1/10/97 .....................     3,000,000      2,996
Nordbanken North America, 5.40%, 3/10/97 ..............     5,000,000      4,949
Preferred Receivables Funding, 5.35%, 2/3/97 ..........     5,000,000      4,975
Unifunding, 5.44%, 1/6/97 .............................     5,000,000      4,996
Total Short-Term Investments (Cost $ 60,424) ..........                   60,424
Total Investments in Securities
100.1% of Net Assets (Cost $1,010,363) ................             $  1,441,312
Other Assets Less Liabilities .........................                  (1,123)
NET ASSETS $ 1,440,189 Net Assets Consist of:

Accumulated net realized gain/loss -
net of distributions  .................................                 $ 29,107

Net unrealized gain (loss) ............................                  430,949

Paid-in-capital  applicable to 37,538,584 shares
of no par value capital stock outstanding;
unlimited number of shares authorized .................                  980,133

NET ASSETS ............................................              $ 1,440,189

NET ASSET VALUE PER SHARE .............................                  $ 38.37

*    Non-income producing
+    Affiliated company
4(2) Commercial paper sold within terms of a private placement memorandum, exempt from registration under section 4.2 of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors."


The accompanying notes are an integral part of these financial statements.

================================================================================
Statement of Operations
--------------------------------------------------------------------------------
                                                                    In thousands
                                                                           Year
                                                                          Ended
                                                                       12/31/96
--------------------------------------------------------------------------------
Investment Income
Income

    Dividend ....................................................     $   5,706
    Interest ....................................................         2,168
    Total income ................................................         7,874

Expenses

    Investment management .......................................         8,648
    Shareholder servicing .......................................         3,673
    Custody and accounting ......................................           169
    Registration ................................................           166
    Prospectus and shareholder reports ..........................           113
    Legal and audit .............................................            19

    Directors ...................................................            19
    Miscellaneous ...............................................             8
    Total expenses ..............................................        12,815

Net investment income ...........................................        (4,941)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on securities ..........................       148,351

Change in net unrealized gain or loss on  securities ............        76,091

Net  realized  and  unrealized  gain (loss) .....................       224,442

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ...............     $ 219,501
================================================================================

The accompanying notes are an integral part of these financial statements.

================================================================================
Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands
                                                       Year
                                                      Ended
                                                   12/31/96       12/31/95
--------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
Operations

    Net investment income ...................   $    (4,941)   $    (3,671)
    Net realized gain (loss) ................       148,351         58,011
    Change in net unrealized
    gain or loss ............................        76,091        236,779

    Increase (decrease) in net
    assets from operations ..................       219,501        291,119
Distributions to shareholders

    Net realized gain .......................      (120,154)       (49,223)
Capital share transactions *

    Shares sold .............................       536,293        267,361
    Distributions reinvested ................       117,263         48,036
    Shares redeemed .........................      (340,924)      (175,229)
    Increase (decrease) in
    net assets from capital
    share transactions ......................       312,632        140,168

Net Assets

Increase (decrease) during period ...........       411,979        382,064
Beginning of period .........................     1,028,210        646,146
End of period ...............................   $ 1,440,189    $ 1,028,210
*Share information
    Shares sold .............................        13,831          8,445
    Distributions reinvested ................         3,087          1,396
    Shares redeemed .........................        (8,836)        (5,804)

    Increase (decrease) in shares outstanding         8,082          4,037
================================================================================

The accompanying notes are an integral part of these financial statements.

================================================================================
Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

     T. Rowe Price New America Growth Fund (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on September 30, 1985.

Valuation

     Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Trustees, or by persons delegated by the Trustees, best to reflect fair value.

     Short-term debt securities are valued at their amortized cost which, when combined with accrued interest, approximates fair value.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

Affiliated Companies

     Investments in companies 5% or more of whose outstanding voting securities are held by the fund are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940.

Premiums and Discounts

     Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

Other

     Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

Commercial Paper Joint Account

     The fund, and other affiliated funds, may transfer uninvested cash into a commercial paper joint account, the daily aggregate balance of which is invested in high-grade commercial paper. All securities purchased by the joint account satisfy the fund's criteria as to quality, yield, and liquidity.

Other

     Purchases  and  sales  of  portfolio  securities,   other  than  short-term
securities, aggregated $608,923,000 and $452,347,000, respectively, for the year ended December 31, 1996.

NOTE 3 - FEDERAL INCOME TAXES
--------------------------------------------------------------------------------

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended December 31, 1996. The results of operations and net assets were not affected by the reclassifications.

================================================================================
Undistributed net investment income                                 $ 4,941,000
Undistributed net realized gain ...                                  (4,941,000)
--------------------------------------------------------------------------------

     At December 31, 1996, the aggregate cost of investments for federal income tax and financial reporting purposes was $1,010,363,000, and net unrealized gain aggregated $430,949,000, of which $456,922,000 related to appreciated investments and $25,973,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS
--------------------------------------------------------------------------------

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $822,000 was payable at December 31, 1996. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.305% for assets in excess of $50 billion. At December 31, 1996, and for the year then ended, the effective annual group fee rate was 0.33%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., (TRPS) is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $3,208,000 for the year ended December 31, 1996, of which $321,000 was payable at period-end.

================================================================================
Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of
T. Rowe Price New America Growth Fund

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
T. Rowe Price New America Growth Fund (the "Fund") at December 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with custodians and, where appropriate, the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Baltimore, Maryland
January 20, 1997

================================================================================
T. Rowe Price Shareholder Services
================================================================================
================================================================================
Investment Services And Information
--------------------------------------------------------------------------------

Knowledgeable Service Representatives
--------------------------------------------------------------------------------

By Phone 1-800-225-5132

     Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

In Person

     Available in T. Rowe Price Investor Centers.

Account Services
--------------------------------------------------------------------------------

Checking

     Available on most fixed income funds.

Automatic Investing

     From your bank account or paycheck.

Automatic Withdrawal

     Scheduled, automatic redemptions.

Distribution Options

     Reinvest all, some, or none of your distributions.

Automated 24-Hour Services

     Including Tele*AccessRegistration Mark and T. Rowe Price OnLine.

Discount Brokerage*
--------------------------------------------------------------------------------

Individual Investments

     Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

Investment Information
--------------------------------------------------------------------------------

Combined Statement

     Overview of your T. Rowe Price accounts.

Shareholder Reports

     Fund managers' reviews of their strategies and results.

T. Rowe Price Report

     Quarterly   investment   newsletter   discussing   markets  and   financial
strategies.

Performance Update

     Quarterly review of all T. Rowe Price fund results.

Insights

     Educational reports on investment strategies and financial markets.

Investment Guides

     Asset Mix Worksheet, College Planning Kit, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

* A division of T. Rowe Price Investment Services, Inc. Member NASD/SIPC.


                      For yield, price, last transaction,
                         current balance, or to conduct
                         transactions, 24 hours, 7 days
                          a week, call Tele*Access(R):
                            1-800-638-2587 toll free

                                 For assistance
                               with your existing
                              fund account, call:
                           Shareholder Service Center
                            1-800-225-5132 toll free
                            625-6500 Baltimore area

                          To open a Discount Brokerage
                         account or obtain information,
                         call: 1-800-638-5660 toll free

                               Internet address:
                           http://www.troweprice.com

                            T. Rowe Price Associates
                             100 East Pratt Street
                            Baltimore, Maryland 21202

                         This report is authorized for
                        distribution only to shareholders
                        and to others who have received
                        a copy of the prospectus of the
           T. Rowe Price New America Growth Fund [Registration Mark.]

                               Investor Centers:
                              101 East Lombard St.
                              Baltimore, MD 21202

                                 T. Rowe Price
                                Financial Center
                              10090 Red Run Blvd.
                             Owings Mills, MD 21117

                                Farragut Square
                             900 17th Street, N.W.
                             Washington, D.C. 20006

                                   ARCO Tower
                                   31st Floor
                              515 South Flower St.
                             Los Angeles, CA 90071

                              4200 West Cypress St.
                                   10th Floor
                                 Tampa, FL 33607
              T. Rowe Price Investment Services, Inc., Distributor.
                                RPRTNAG 12/31/96